EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

      WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

      NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.


                                                  /s/ Kenneth T. Derr
                                                  ___________________
                                                      Kenneth T. Derr


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.



                                                  /s/ J. Dennis Bonney
                                                  _____________________
                                                      J. Dennis Bonney


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.



                                                  /s/ James N. Sullivan
                                                  _____________________
                                                      James N. Sullivan


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.


                                                 /s/ Martin R. Klitten
                                                 _____________________
                                                     Martin R. Klitten


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.


                                                /s/ Donald G. Henderson
                                                _______________________
                                                    Donald G. Henderson


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.

                                                 /s/ Samuel H. Armacost
                                                 ______________________
                                                     Samuel H. Armacost


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.

                                                      /s/ Sam Ginn
                                                      _____________
                                                          Sam Ginn


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.


                                                   /s/ Carla A. Hills
                                                   ___________________
                                                       Carla A. Hills


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.


                                                 /s/ Charles M. Pigott
                                                 ______________________
                                                     Charles M. Pigott


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.

                                                  /s/ Condoleezza Rice
                                                  _____________________
                                                      Condoleezza Rice


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.


                                                /s/ S. Bruce Smart, Jr.
                                               ________________________
                                                    S. Bruce Smart, Jr.


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.


                                               /s/ George H. Weyerhaeuser
                                               __________________________
                                                   George H. Weyerhaeuser


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Chevron Corporation, a Delaware corporation (the
"Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments).

       WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

       NOW, THEREFORE, the undersigned hereby constitutes and appoints MALCOLM
J. McAULEY, HILMAN P. WALKER, TERRY MICHAEL KEE and BENJAMIN M. VANDEGRIFT, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of November, 1994.


                                                   /s/ John A. Young
                                                   __________________
                                                       John A. Young